                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


         The undersigned directors of Insurance Auto Auctions, Inc. (the "Corporation"), hereby appoint Thomas C. O'Brien and Scott P. Pettit as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

         This Power of Attorney shall automatically terminate at the close of business on March 31, 2003.

         In witness whereof, the undersigned has executed this Power of Attorney on this 5th day of March, 2003.


                  NAME                                TITLE
                  ----                                -----


/s/ Joseph F. Mazzella                                Chairman of the Board
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Joseph F. Mazzella


/s/ Thomas C. O'Brien                                 Director and CEO
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Thomas C. O'Brien


/s/ Maurice A. Cocca                                  Director
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Maurice A. Cocca


/s/ Susan B. Gould                                    Director
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Susan B. Gould


/s/ Peter H. Kamin                                    Director
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Peter H. Kamin


/s/ Melvin R. Martin                                  Director
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Melvin R. Martin


/s/ Jeffrey W. Ubben                                  Director
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Jeffrey W. Ubben


/s/ John K. Wilcox                                    Director
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John K. Wilcox